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                                                                   EXHIBIT 23.1
                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 5 to the Registration Statement of CuraGen Corporation on Form S-1 of our report dated February 13, 1998 (February 20, 1998 as to Note 10), appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Experts" and "Selected Financial Data" in such Prospectus.

DELOITTE & TOUCHE LLP

/S/ DELOITTE & TOUCHE LLP

Hartford, Connecticut

February 20, 1998